Exhibit 10(ww)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
					1	2
2. AMENDMENT/MODIFICATION NO. P00022		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable) ASPR-20-02608
6. ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR—BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR—BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK NY 100658014			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100023C
CODE 1385150		FACILITY CODE	10B. DATED (SEE ITEM 13) 06/01/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers        ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) — Bilateral Modifications.
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516

A. The purpose of this no cost bilateral modification is to incorporate by Executive Order 14042 - FAR Deviation Clause 52.223-99, Ensuring Adequate COVID Safety Protocols for Federal Contractors into Section I of the contract.

1. The following is hereby incorporated by full text, at no additional cost to the Government, into Section I:

52.223-99 Ensuring Adequate COVID-19 Safety Protocols for Federal Contractors.

ENSURING ADEQUATE COVID-19 SAFETY PROTOCOLS FOR FEDERAL CONTRACTORS (OCT 2021) (DEVIATION)

(a) Definition. As used in this clause -

United States or its outlying areas means

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO & EVP			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) John K. Warner
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Dennis E. Hruby		08 Nov. 2021	/s/ John K. Warner	11/05/2021
(Signature of person authorized to sign)			(Signature of Contracting Officer)
Previous edition unusable				STANDARD FORM 30 (REV. 11-2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/P00022			PAGE OF
				2	2
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(1) The fifty States;

(2) The District of Columbia;

(3) The commonwealths of Puerto Rico and the Northern Mariana Islands;

(4) The territories of American Samoa, Guam, and the United States Virgin Islands; and

(5) The minor outlying islands of Baker Island, Howland Island, Jarvis Island, Johnston Atoll, Kingman Reef, Midway Islands, Navassa Island, Palmyra Atoll, and Wake Atoll.

(b) Authority. This clause implements Executive Order 14042, Ensuring Adequate COVID Safety Protocols for Federal Contractors, dated September 9, 2021 (published in the Federal Register on September 14, 2021, 86 FR 50985).

(c) Compliance. The Contractor shall comply with all guidance, including guidance conveyed through Frequently Asked Questions, as amended during the performance of this contract, for contractor or subcontractor workplace locations published by the Safer Federal Workforce Task Force (Task Force Guidance) at https:/www.saferfederalworkforce.gov/contractors/.

(d) Subcontracts. The Contractor shall include the substance of this clause, including this paragraph (d), in subcontracts at any tier that exceed the simplified acquisition threshold, as defined in Federal Acquisition Regulation 2.10 1 on the date of subcontract award, and are for services, including construction, performed in whole or in part within the United States or its outlying areas.

(End of clause)

2. The total amount, scope, period of performance and all other terms and conditions of the contract remain unchanged.

3. By signing this modification, SIGA TECHNOLOGIES, INC., hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such fact or circumstance giving rise to this modification.

Discount Terms: 1/30, NET 30P

Period of Performance: 05/15/2011 to 02/08/2024

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PSC: AN13 NAICS: 541711 COR is Annie Lu, Ph.D. (202) 604-5814, Xi.Lu@hhs.gov

NSN 7540-01-152-8067					OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110